77O Transactions effected pursuant to Rule 10f-3
CMG High Yield Fund

On July 27, 2005, CMG High Yield Fund (Fund) purchased 1,600,000 par value of notes of L-3 Communications (Securities) for a total purchase price of $1,585,440 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Bear Stearns & Co. Inc.; Credit Suisse First Boston Corp; BNY Capital Markets;
Calyon Securities USA, Inc.; Morgan Stanley; Scotia Capital Inc.; SG Corporate
& Investment Banking; Stephens, Inc.; Wachovia Securities, Inc.



CMG High Yield Fund

On July 27, 2005, CMG High Yield Fund (Fund) purchased 300,000 par value of notes of Sungard Data Systems Inc 9.125% '13 (Securities) for a total purchase price of $300,000 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities; Citigroup; JP Morgan; Goldman, Sachs & Co.; Morgan Stanley; RBC Capital Markets; BNY Capital Markets, Inc.



CMG High Yield Fund

On July 28, 2005, CMG High Yield Fund (Fund) purchased 275,000 par value of notes of FTI Consulting 7.625% '13 (Securities) for a total purchase price of $275,000 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.



CMG High Yield Fund

On September 8, 2005, CMG High Yield Fund (Fund) purchased 1,000,000 par value of notes of Amerisource Bergen Corp 5.62% 12 (Securities) for a total purchase price of $995,000 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan Securities; Lehman Brothers.


CMG Ultra Short Term Bond Fund

On August 10, 2005, CMG Ultra Short Term Bond Fund (Fund) purchased 200,000 par value of notes of CS First Boston (Securities) for a total purchase price of $199,984 from CSFB pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: BNY Capital Markets, Inc.; Comerica Securities; JP Morgan; Mellon Financial Markets, LLC; Trillon International Inc.; BNP Paribas; Citigroup; HSCBC, Keybanc Capital Markets; The Williams Capital Group, L.P.; BB&T Capital Markets


CMG Short Term Bond Fund

On August 10, 2005, CMG Short Term Bond Fund (Fund) purchased 350,000 par value of notes of CS First Boston (Securities) for a total purchase price of $349,972 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors,LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: BNY Capital Markets, Inc.; Comerica Securities; JPMorgan; Mellon Financial Markets, LLC; Trillon International Inc.; BNP Paribas; Citigroup; HSCBC, Keybanc Capital Markets; The Williams Capital Group, L.P.; BB&T Capital Markets


CMG Core Bond Fund

On August 10, 2005, CMG Core Bond Fund (Fund) purchased 375,000 par value of notes of CS First Boston (Securities) for a total purchase price of $374,970 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: BNY Capital Markets, Inc.; Comerica Securities; JPMorgan; Mellon Financial Markets, LLC; Trillon International Inc.; BNP Paribas; Citigroup; HSCBC, Keybanc Capital Markets; The Williams Capital Group, L.P.; BB&T Capital Markets


CMG Small Cap Growth Fund

On September 22, 2005, CMG Small Cap Growth Fund (Fund) purchased 21,477 par value of notes of Global Cash Access Holdings, Inc. (Securities) for a total purchase price of $300,678 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co;
JP Morgan Securities; Bear Stearns & Co. Inc; Citigroup; Deutsche Bank Securities Inc.; SG Cowen Securities Corp.; Wachovia Securities, Inc.


CMG Small Cap Fund

On September 22, 2005, CMG Small Cap Fund (Fund) purchased 16,947 par value of notes of Global Cash Access Holdings, Inc. (Securities) for a total purchase price of $237,258 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co;
JP Morgan Securities; Bear Stearns & Co. Inc; Citigroup; Deutsche Bank Securities Inc.; SG Cowen Securities Corp.; Wachovia Securities, Inc.


CMG Small/Mid Cap Fund

On September 22, 2005, CMG Small/Mid Cap Fund (Fund) purchased 21,911 par value of notes of Global Cash Access Holdings, Inc. (Securities) for a total purchase price of $306,754 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co;
JP Morgan Securities; Bear Stearns & Co. Inc; Citigroup; Deutsche Bank Securities Inc.; SG Cowen Securities Corp.; Wachovia Securities, Inc.



Columbia Short Term Bond Fund

On August 10, 2005 Columbia Short Term Bond Fund (Fund) purchased 1,480,000 par value of notes of CS First Boston (Securities) for a total purchase price of $1,479,881.60 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: BNY Capital Markets, Inc.; Comerica Securities; JP Morgan; Mellon Financial Markets, LLC; Trillon International Inc.; BNP Paribas; Citigroup; HSCBC, Keybanc Capital Markets;
The Williams Capital Group, L.P.; BB&T Capital Markets